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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 12, 2003
                                                          -------------

                        SECURITY FINANCIAL BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-27951                 35-2085053
      --------                       ---------               ----------
(State or other Jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)           Identification No.)


                   9321 Wicker Avenue, St. John, Indiana 46373
                   -------------------------------------------
                    (Address of principal executive offices)

                                 (219) 365-4344
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.
         -------------

      On June 12, 2003, Security Financial Bancorp, Inc. issued a press release announcing that at a special meeting of stockholders held on June 10, 2003, the Company's stockholders approved the pending merger with Standard Bancshares, Inc., Hickory Hills, Illinois.

      A press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Exhibit 99.1   Press Release dated June 12, 2003.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 12, 2003          By:  /s/ John P. Hyland
                                    ----------------------------------------
                                    John P. Hyland
                                    President and Chief Executive Officer